Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Fuse Science, Inc. (the “Company”) on Form 10-K for the year ended September 30, 2015, as filed with the Securities and Exchange Commission on the date hereof, I, Esau David Delke, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The annual report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.	The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company

/s/ Esau David Delke

Esau David Delke

Principal Executive, Financial and Accounting Officer

Dated: February 16 , 2022